UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 7, 2005
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	1-1035 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
122 — 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
(Address of principal executive offices, including zip code)
306 / 933-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
     (a) The consolidated financial statements of Potash Corporation of Saskatchewan Inc. are prepared under accounting principles generally accepted in Canada (“Canadian GAAP”) and include a note that reconciles the effect on the consolidated financial statements of certain principal differences between Canadian GAAP and accounting principles generally accepted in the United States (“US GAAP”). One of these differences is the income tax consequences of stock-based employee compensation. Under Canadian GAAP, the income tax benefit attributable to stock-based compensation that is deductible in computing taxable income but is not recorded in the consolidated financial statements as an expense of any period (the “excess benefit”) is considered to be a permanent difference. Accordingly, such amount is treated as an item that reconciles the statutory income tax rate to the company’s effective income tax rate. Under US GAAP, the excess benefit is recognized as additional paid-in capital. In connection with the preparation of the company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005, management determined that this US GAAP treatment had not been applied to stock options granted by the company prior to 2003 in the preparation of the company’s reconciliations of Canadian GAAP to US GAAP included as notes to its consolidated financial statements as at December 31, 2003 and 2004, and for each of the years in the three-year period ended December 31, 2004 and for the three months ended March 31, 2005 and June 30, 2005.
     On November 7, 2005, management and the Audit Committee of the company’s Board of Directors, after consultation with the company’s independent registered chartered accountants, concluded that, as a result of such misapplication of US GAAP, it was necessary to restate the reconciliations of Canadian GAAP to US GAAP in Note 36 to the company’s consolidated financial statements as at December 31, 2003 and 2004, and for each of the years in the three-year period ended December 31, 2004, included in the company’s 2004 Annual Report attached as Exhibit 13 to its Annual Report on Form 10-K for the year ended December 31, 2004, and the reconciliations for the first and second quarters of 2005.
     Restated information for the year ended December 31, 2004 and the first and second quarters of 2004 and 2005 is included in note 17 to the company’s condensed consolidated financial statements for the three months ended September 30, 2004 and 2005 included as Item 1 of Part 1 of the company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005, filed with the Securities and Exchange Commission on November 8, 2005. The company also intends to file as soon as practicable an amendment to its Annual Report on Form 10-K for the year ended December 31, 2004 to reflect the restatement of the US GAAP reconciliation in Note 36 to the company’s consolidated financial statements as at December 31, 2003 and 2004, and for each of the years in the three-year period ended December 31, 2004 included therein, and amendments to its Quarterly Reports on Form 10-Q for the first two quarters of 2005 to reflect the restatement of the US GAAP reconciliations contained therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.
By:	/s/ Joseph Podwika
Name:	Joseph Podwika
Title:	Vice President, General Counsel and Secretary

Dated: November 8, 2005